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                                                                   EXHIBIT 23.1

                         CONSENT OF BDO SEIDMAN, LLP,
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-39663, 333-39667, 333-62149, and 333-54366) of
SEEC, Inc. of our report dated March 10, 2003, relating to the consolidated financial statements of Asera, Inc. for the year ended December 31, 2002 appearing in this Current Report on Form 8-K/A of SEEC, Inc.

                                                    /s/ BDO Seidman, LLP

San Francisco, California
March 21, 2003